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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): April 18, 2000

                         COPELCO CAPITAL RECEIVABLES LLC
             (Exact name of registrant as specified in its charter)

           DELAWARE                       333-79903               PENDING
 (State or Other Jurisdiction            (Commission          (I.R.S. Employer
      of Incorporation)                  File Number)        Identification No.)

      700 EAST GATE DRIVE                                         08054-5404
    MOUNT LAUREL, NEW JERSEY                                      (Zip Code)
     (Address of Principal
       Executive Offices)

       Registrant's telephone number, including area code: (856) 231-9600

                                    No Change
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          (Former name or former address, if changed since last report)

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Item 5. Other Events

     Citigroup Inc. announced on April 18, 2000 that it has entered into an agreement to purchase all outstanding shares of Copelco Capital, Inc., the sole member of Copelco Capital Receivables LLC. The transaction is expected to close in May 2000 and is subject to various regulatory approvals.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                COPELCO CAPITAL RECEIVABLES LLC

                                   By Copelco Manager, as manager
                                   of the registrant

                                   By:  /s/ Nicholas Antonaccio
                                        --------------------------
                                     Name:  Nicholas Antonaccio
                                     Title: Vice President-Finance & Treasurer

Dated:  April 18, 2000

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